                                                                    EXHIBIT 32.1

                           SECTION 1350 CERTIFICATION

In  connection  with  the  Quarterly  Report  of  School4Chauffeurs,  Inc.  (the
"Company") on Form 10-Q/A for the quarter  ending March 31, 2009 as filed with the
Securities and Exchange Commission on the date hereof (the "Report"), I, Jeffery
E. Jones, President of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the  Sarbanes-Oxley  Act of 2002, that, to my knowledge:

     (1)  The Report fully  complies with the  requirements  of section 13(a) or
          15(d) of the Securities Exchange Act of 1934; and

     (2)  The  information  contained  in the  Report  fairly  presents,  in all material respects,  the financial  condition and results of operations of the Company.

Date: April 6, 2010

                                        By: /s/ JEFFERY E. JONES
                                            ___________________________
                                                Jeffery E. Jones
                                                President